U.S. SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K
                                CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

                        Date of Report: July 28, 2005

                           ISA INTERNATIONALE INC.
           (Exact name of registrant as specified in its charter)

       Delaware                 001-16423                41-1925647
(State of incorporation) (Commission File Number)  (IRS Employer Id. No.)

2560 Rice Street          St. Paul, MN                     55113
(Mailing address of principal executive offices)        (Zip Code)

Registrant's telephone number         (651) 483-3114

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17CFR240.14a-12)
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the
   Exchange Act (17CFR240.14d-2(b))
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Section 1 - Registrant's Business and Operations
Item 2.01 Completion of Acquisition or Disposition of Assets.

July 28, 2005
ISA INTERNATIONALE INC. (OTCBB: ISAT) announced today that it has completed the New Portfolio Debt Purchase Agreement as described in our Form 8-K filing on May 12, 2005.

Section 8 Other Events
Item 8.01 Other Events.

Name Change of Subsidiary
ISAT announced today that ISA Acquisition Corporation (a Minnesota Corporation), a wholly owned subsidiary of ISAT, has changed its name to ISA Financial Services Inc.

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Formation of New Subsidiary Company
ISA Financial Services Inc. announced today it has formed a 100% wholly owned subsidiary named ISA Acceptance Corporation (a Nevada Corporation), after receiving notification from the State of Nevada as to its formation on July 26, 2005. ISA Acceptance Corporation will actively manage debt portfolios with the assistance of third party collection agency servicers upon commencement of business operations within the next 30 days and is considering a private preferred stock equity offering under Rule 506 of Regulation D of the Securities Act.



SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 28, 2005

ISA INTERNATIONALE INC.

By /s/ Bernard L. Brodkorb
       President and CEO